REGULATORY CAPITAL REQUIREMENTS	12 Months Ended
Dec. 31, 2011
REGULATORY CAPITAL REQUIREMENTS

NOTE 15 - REGULATORY CAPITAL REQUIREMENTS

Federal regulations require the Company and the Bank to maintain minimum amounts of capital. Specifically, each is required to maintain certain minimum dollar amounts and ratios of Total and Tier I capital to risk-weighted assets and of Tier I capital to average total assets.

In addition to the capital requirements, the Federal Deposit Insurance Corporation Improvement Act (“FDICIA”) established five capital categories ranging from “well capitalized” to “critically undercapitalized.” Should any institution fail to meet the requirements to be considered “adequately capitalized,” it would become subject to a series of increasingly restrictive regulatory actions.

As of December 31, 2011 and 2010, the FDIC categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be classified as a well capitalized financial institution, Total risk-based, Tier 1 risk-based and Tier 1 Leverage capital ratios must be at least 10 percent, 6 percent and 5 percent, respectively.

The Company’s actual capital ratios at December 31 are presented in the following table, which shows the Company met all regulatory capital requirements. The capital position of the Bank does not differ significantly from the Company’s (in thousands):

	2011		2010
	Amount	Ratio	Amount	Ratio
Total Capital
(to Risk-Weighted Assets)

Actual	$59,418	12.31%	$55,933	12.22%
For capital adequacy purposes	$38,608	8.00%	$36,616	8.00%
To be well capitalized	$48,260	10.00%	$45,770	10.00%

Tier I Capital
(to Risk-Weighted Assets)

Actual	$53,350	11.05%	$50,154	10.96%
For capital adequacy purposes	$19,304	4.00%	$18,308	4.00%
To be well capitalized	$28,956	6.00%	$27,462	6.00%

Tier I Capital
(to Average Assets)

Actual	$53,350	9.60%	$50,154	9.20%
For capital adequacy purposes	$22,235	4.00%	$21,815	4.00%
To be well capitalized	$27,794	5.00%	$27,269	5.00%